Exhibit 10.1

AMENDED AND RESTATED LOAN, SECURITY, AND
INTERCREDITOR AGREEMENT

dated as of November 1, 2019

among

GOLDRICH MINING COMPANY,
an Alaska corporation formerly known as
LITTLE SQUAW GOLD MINING COMPANY,

and

GOLDRICH PLACER, LLC,
a member-managed Alaska limited liability company,

and

NICHOLAS GALLAGHER
as holder of the Senior Notes

and

CAPITAL INVESTMENTS 4165 LLC

NICHOLAS GALLAGHER

RYAN GILBERTSON

PETER HAFIZ

THOMAS HAMMERS

ANTHONY CHARLES HARTMANN

BEVERLY JOHNSON

NICHOLAS JOHNSON

SHARON JOHNSON

PROVIDENCE MANAGEMENT COMPANY LLC

PROVIDENCE TWIN CITIES NO. 8 LLC

as holders of the Junior Notes

AMENDED AND RESTATED LOAN, SECURITY, AND
INTERCREDITOR AGREEMENT

THIS AMENDED AND RESTATED LOAN, SECURITY, AND INTERCREDITOR AGREEMENT (this “Agreement”) is dated as November 1, 2019 (“Effective Date”), and entered into by and among

GOLDRICH MINING COMPANY (“GMC”), an Alaska corporation formerly known as LITTLE SQUAW GOLD MINING COMPANY,

GOLDRICH PLACER, LLC (“GPL”, and together with GMC, the as “Grantors”), a member-managed Alaska limited liability company,

and

NICHOLAS GALLAGHER (“Gallagher”), as holder of the Senior Notes (as defined below),

and

the following parties, each a holder of a Junior Note (as defined below) (each such holder of a Junior Note a “Junior Holder,” all such holders together the “Junior Holders,” and the Junior Holders together with Gallagher (as holder of the Senior Notes) the “Holders”): CAPITAL INVESTMENTS 4165 LLC, NICHOLAS GALLAGHER, RYAN GILBERTSON, PETER HAFIZ, THOMAS HAMMERS, ANTHONY CHARLES HARTMANN, BEVERLY JOHNSON, NICHOLAS JOHNSON, SHARON JOHNSON, PROVIDENCE MANAGEMENT COMPANY LLC, and PROVIDENCE TWIN CITIES NO. 8 LLC.

Recitals

A.In exchange for Gallagher’s promise to make additional loans to GMC from and after the Effective Date (up to a maximum principal amount of $394,736.84, the net proceeds of which to GMC will be $375,000),

(1)GMC desires to agree and confirm that it (a) is or will be the obligor each of the Senior Notes and (b) is the obligor under each of the Junior Notes;

(2)GPL desires to guarantee the obligations of GMC under, inter alia, each of the Notes (as defined below) by executing and delivering to the Holders a Guaranty in the form attached hereto as Exhibit B (“Guaranty”).

B.To secure repayment of the Notes and other Obligations, Grantors are willing to grant to the Holders liens upon and security interests in certain collateral (“Collateral”) by executing, acknowledging, and delivering to Gallagher, as collateral agent (in such capacity, “Collateral Agent”) for and on behalf of the Holders, a Deed of Trust with

AMENDED 2019 LOAN AGREEMENT—Page 1

Power of Sale, Assignment of Production, Security Agreement, and Financing Statement in the form attached hereto as Exhibit C (“Deed of Trust”).

C.By entering into this Agreement, the Holders desire (1) to agree that the Senior Notes are entitled to be repaid in full before any of the Junior Notes are repaid, whether out of any proceeds of the Collateral or otherwise, (2) to agree that payments on the Junior Notes will be made pro rata to each Holder, (3) to appoint Gallagher as Collateral Agent on their behalf, as provided herein, and (4) to provide that any action commenced to collect any of the Notes, the commencement of any judicial or nonjudicial foreclosure under the Deed of Trust, or the commencement or taking of any other actions pursuant thereto or in furtherance thereof will be commenced and taken on behalf of all Holders jointly and simultaneously.

D.Capitalized terms used in this Agreement but not defined above have the meanings set forth in Section 1 below.

Agreement

In consideration of the foregoing, the mutual covenants and obligations herein set forth, and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, each of the Holders, intending to be legally bound, hereby agrees as follows:

Section 1

DEFINITIONS

1.1Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below.

“Bankruptcy Case” means a case under the Bankruptcy Code or any other Bankruptcy Law.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Business Day” means a day other than a Saturday, Sunday, or other day on which commercial banks in Anchorage, Alaska are authorized or required by law to close.

“Collateral” means, at any time, all of the assets and property of each of GMC and GPL, whether real, personal or mixed, in which the holders of any Notes (or their Collateral Agent) hold a security interest at such time, including any property subject to liens or security interests granted by the Deed of Trust.

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“Default” means, following the occurrence of an Event of Default, the delivery by Collateral Agent to Grantors of a notice declaring all Notes and other Obligations to be immediately due and payable.

“Event of Default” means any of the following:

(a)GMC fails to pay (i) any portion of the principal amount of any Note when due or (ii) any accrued and unpaid Interest when due and such failure continues for three (3) Business Days or (iii) any other amount that is due and payable under this Agreement, any Note, or the Deed of Trust and such failure continues for ten (10) Business Days after demand for such payment is made by the Agent for Holder;

(b)GMC fails to observe or perform any other Obligation, covenant, or agreement applicable to GMC under this Agreement as and when due and fails to cure such failure within 10 Business Days of notice of such failure by the Agent for Holder to GMC;

(c)GPL fails to observe or perform any covenant or agreement applicable to GPL under the Guaranty and fails to cure such failure within 10 Business Days of notice of such failure by the Agent for Holder to GMC;

(d)the Guaranty ceases to be in full force and effect or GPL so asserts in writing;

(e)GMC hereafter transfers any interest in GPL to any person other than (i) Holder or (ii) a person that is directly or indirectly wholly-owned by GMC;

(f)any representation or warranty made by GMC in this Agreement, or by GPL in this Agreement or the Guaranty, or by Trustor in the Deed of Trust proves to have been materially false or materially misleading when made;

(g)an Insolvency or Liquidation Proceeding is commenced with respect to GMC or GPL, or GMC or GPL makes any assignment for the benefit of creditors or takes any corporate or company action in furtherance of any of the foregoing;

(h)GMC or GPL executes an assignment with respect to substantially all of its assets;

(i)any alleged creditor of Trustor other than Collateral Agent (on behalf of the Holders) seeks (by way of claim, counterclaim, or cross-claim) to collect any amount allegedly due and owing to said creditor at that time; or

(j)the occurrence of any “Event of Default” not otherwise described above under any Note, the Guaranty, or the Deed of Trust.

“Insolvency or Liquidation Proceeding” means:

(a)any voluntary or involuntary case or proceeding under Bankruptcy Law with respect to any Grantor;

AMENDED 2019 LOAN AGREEMENT—Page 3

(b)any other voluntary or involuntary insolvency, reorganization or Bankruptcy Case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of their respective assets;

(c)any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or

(d)any assignment for the benefit of creditors or any other marshaling of assets and liabilities of any Grantor.

“Junior Notes” means the following: all loans, advances, debts, liabilities, and obligations, howsoever arising, owed by GMC to each Junior Holder of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including all interest (including all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding), premiums, fees, charges, expenses, attorneys’ fees and accountants’ fees incurred by Collateral Agent in connection with or related to any of the foregoing (except to the extent such premiums, fees, charges, expenses, attorneys’ fees and accountants’ fees are included in Senior Notes), including but not limited to the obligations owed by GMC to each Junior Holder described on Schedule 2 attached hereto.

“Note” means any Senior Note or any Junior Note, and “Notes” means the Senior Notes and the Junior Notes, collectively.

“Obligations” means all obligations of every nature of each Grantor from time to time owed to any Holder, the Collateral Agent, or any agent or trustee, in each case, whether for principal, interest, fees, expenses, indemnification, or otherwise and all guarantees of any of the foregoing and including any interest and fees that accrue or are incurred after the commencement by or against any Person of any proceeding under any Bankruptcy Law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. For the sake of clarity, the parties agree that the obligations of GMC under Section 2.1(a)(iii) of this Agreement are not Obligations and thus will not be secured by the Deed of Trust.

“Person” means any natural person, corporation, limited liability company, limited liability partnership, trust, joint venture, association, company, partnership, limited partnership, governmental authority or other entity.

“Senior Notes” means the following:

(a)all loans, advances, debts, liabilities, and obligations, howsoever arising, owed by GMC to Gallagher of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due but in any case limited to

AMENDED 2019 LOAN AGREEMENT—Page 4

those arising from and after July 1, 2018 (but, for the sake of clarity, including any loans or advances made hereafter), including all interest (including all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding), premiums, fees, charges, expenses, attorneys’ fees and accountants’ fees incurred by Gallagher in connection with or related to any of the foregoing (including all attorneys’ fees incurred by Gallagher after July 1, 2019, in connection with the negotiation and preparation of this Agreement (including all exhibits hereto)), including but not limited to the obligations owed by GMC to Gallagher described on Schedule 1 attached hereto; and

(b)all loans and advances made to GMC after the Effective Date by any new or existing Holder other than Gallagher, after Gallagher has consented in writing to such loan or advance becoming a Senior Note (with a priority equal to all other Senior Notes).

“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

1.2Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:

(a)any definition of or reference herein to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as amended, restated, amended and restated, supplemented or otherwise modified from time to time and any reference herein to any statute or regulations shall include any amendment, restatement, renewal, extension or replacement thereof;

(b)any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns from time to time;

(c)the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

(d)all references herein to Sections shall be construed to refer to Sections of this Agreement; and

(e)the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

AMENDED 2019 LOAN AGREEMENT—Page 5

Section 2

AGREEMENT RESPECTING NOTES, GUARANTY, COLLATERAL, RELATIVE PRIORITIES, AND COLLATERAL AGENT

2.1Confirmation of Obligations under the Notes, etc.

(a)GMC agrees and confirms as follows:

(i)GMC is or will be the obligor each of the Senior Notes,

(ii)GMC is the obligor under each of the Junior Notes,

(iii)GMC is obligated

(A)to issue warrants, no later than February 28, 2020, to finders NGB Capital Limited and Capital Investments 4165 LLC and to the original Holders of each of the Notes, in the amounts and on such terms as previously agreed by GMC;

(B)to pay, no later than February 28, 2021, (1) to the order of NGB Capital Limited a finder’s fee in the amount of $49,273, and (2) to the order of Capital Investments 4165 LLC a finder’s fee in the amount of $7,920;

(iv)GMC is obligated to reimburse Gallagher, no later than February 20, 2020, for up to $35,000 in legal fees and costs incurred by Gallagher in connection with this Agreement; and

(v)Gallagher is authorized to satisfy the amount described in (iv) of this paragraph and treat 105.26% of all such paid amounts as Senior Loans hereunder (as contemplated on Schedule 1 attached hereto).

(b)The parties agree that (i) the maturity date of all Obligations pertaining to any loan made prior to or on February 29, 2020, is February 29, 2020, and (ii) all Obligations pertaining to any loan made after February 29, 2020, are payable on demand of the Holder thereof.

(c)At any time any Holder may request that all Obligations owing to said Holder by GMC be memorialized in a written promissory note in the form attached hereto as Exhibit A, whereupon GMC will execute and deliver such note to said Holder within five Business Days.

(d)GMC AGREES AND CONFIRMS THAT (i) IT IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNTS DUE UNDER THE NOTES AND THE OTHER OBLIGATIONS and (ii) COLLATERAL AGENT, FOR AND ON BEHALF OF THE HOLDERS, HAS THE RIGHT TO SUE ON THE NOTES AND THE

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OTHER OBLIGATIONS AND TO OBTAIN A PERSONAL JUDGMENT AGAINST GMC FOR SATISFACTION OF THE AMOUNTS DUE UNDER THE NOTES AND THE OTHER OBLIGATIONS EITHER BEFORE OR AFTER A JUDICIAL FORECLOSURE UNDER ALASKA STATUTES 09.45.170-09.45.220 OF THE DEED OF TRUST GIVEN BY GMC AND GPL TO SECURE PAYMENT OF THE AMOUNTS DUE UNDER THE NOTES AND THE OTHER OBLIGATIONS.

(e)Nothing herein limits the ability of GMC and any Holder to negotiate a separate agreement enabling GMC to issue shares to said Holder in satisfaction of some or all interest that may be due to said Holder.

2.2Guaranty.

(a)GPL agrees to execute and deliver to the Holders, on the Effective Date, the Guaranty.

(b)GPL AGREES AND CONFIRMS THAT (i) IT IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNTS DUE UNDER THE GUARANTY and (ii) COLLATERAL AGENT, FOR AND ON BEHALF OF THE HOLDERS, HAS THE RIGHT TO SUE ON THE GUARANTY AND TO OBTAIN A PERSONAL JUDGMENT AGAINST GPL FOR SATISFACTION OF THE AMOUNTS DUE UNDER THE GUARANTY (INCLUDING AMOUNTS DUE UNDER THE NOTES AND THE OTHER OBLIGATIONS) EITHER BEFORE OR AFTER A JUDICIAL FORECLOSURE UNDER ALASKA STATUTES 09.45.170-09.45.220 OF THE DEED OF TRUST GIVEN BY GMC AND GPL TO SECURE PAYMENT OF THE AMOUNTS DUE UNDER THE GUARANTY (INCLUDING AMOUNTS DUE UNDER THE NOTES AND THE OTHER OBLIGATIONS).

2.3Deed of Trust. To secure repayment of the Notes and other Obligations, Grantors agree to execute, acknowledge, and deliver to the Collateral Agent, on the Effective Date, the Deed of Trust.

2.4Relative Priority. The Holders agree that (1) the Senior Notes are entitled to be repaid in full before any payments are made on any of the Junior Notes, whether out of any proceeds of the Collateral or otherwise, and (2) payments on the Junior Notes will be made pro rata to each Holder,

2.5Collateral Agent. The Holders appoint Gallagher as Collateral Agent to act on their behalf. Collateral Agent will serve without remuneration but will be entitled to recover all of its out-of-pocket fees, costs, and expenses incurred in serving as Collateral Agent out of any and all Collateral or proceeds thereof on a first priority basis before allocating sums for the payment of any Notes or other Obligations. Gallagher may carry out his duties as Collateral Agent through one or more agents. If Gallagher assigns his Senior Notes to an entity that is wholly-owned or controlled by Gallagher, said entity also will become Collateral Agent hereunder and under the Deed of Trust. Gallagher may resign as Collateral Agent at any time, whereupon the Holders will appoint one of the Holders as the new Collateral Agent. Subject to the last sentence of this Section 2.5, Collateral Agent has (a) the exclusive power and authority to give notice of a Default and to pursue any and all remedies on behalf of the Holders as it deems

AMENDED 2019 LOAN AGREEMENT—Page 7

necessary or desirable in connection with or as a result of such Default and (b) the discretion to defer giving notice of a Default or taking other actions notwithstanding the occurrence of an Event of Default. Notwithstanding the exclusive power, authority, and discretion vested in Collateral Agent, (i) Collateral Agent will not—without taking appropriate action—allow any statute of limitations to run on any Note or other Obligations owed by any Grantor to any Holder, and each Holder may act independently as it deems necessary to prevent any applicable statute of limitations from running, and (ii) when Collateral Agent commences any action to collect any of the Notes, commences any judicial or nonjudicial foreclosure under the Deed of Trust, or commences or takes any other action pursuant thereto or in furtherance thereof, such action will be commenced and taken jointly and simultaneously on behalf of all Holders with respect to all Notes and other Obligations.

2.6No New Liens. So long as any Note remains unpaid in part, each Grantor agrees not to grant or permit any additional Liens on any asset or property owned or held by it unless any such additional Lien is approved in writing by Gallagher.

Section 3

INSOLVENCY OR LIQUIDATION PROCEEDINGS

3.1Effectiveness in Insolvency or Liquidation Proceedings. The Parties acknowledge that this Agreement is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, which will be effective before, during, and after the commencement of an Insolvency or Liquidation Proceeding. All references in this Agreement to any Grantor will include such Person as a debtor-in-possession and any receiver or trustee for such Person in an Insolvency or Liquidation Proceeding.

3.2Participation. Subject to the rights of the Collateral Agent to seek to enforce the liens and security interests granted by the Deed of Trust and to realize upon the Collateral to the maximum extent possible for the benefit of all Holders, in accordance with the priorities enjoyed by their respective Notes, each Holder independently has the right to participate and advance its interests in any Insolvency or Liquidation Proceeding.

Section 4

NO RELIANCE; WAIVER AND RELEASE

4.1No Warranties or Liability; Waiver and Release. Each Holder acknowledges and agrees that Gallagher, either individually or as Collateral Agent, has made no express or implied representation or warranty respecting (a) the collectability or enforceability of any Note or other Obligation, (b) the ownership or sufficiency of any Collateral, or (c) the perfection or priority of any liens thereon or security interests therein. In addition, in recognition of Gallagher’s efforts to obtain execution of this Agreement, the Guaranty, and the Deed of Trust, each Holder hereby agrees to waive any and all claims it may have against Gallagher, either individually or as collateral agent, arising out of—and to release Gallagher from any and all liability for—any actions or failures to act by Gallagher prior to the Effective Date relating to the procurement of collateral for the Notes.

AMENDED 2019 LOAN AGREEMENT—Page 8

Section 5

MISCELLANEOUS

5.1APPLICABLE LAW. THIS AGREEMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY NOTE OR OTHER OBLIGATION, THE GUARANTY, OR THE DEED OF TRUST (WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ALASKA WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF SECURITY INTERESTS IN THE COLLATERAL).

5.2Submission to Jurisdiction; Certain Waivers. Each Party hereto agrees that any legal action or proceeding by or against any Grantor, or with respect to or arising out of or relating to this Agreement, may be brought in Superior Court for the State of Alaska (Third Judicial District at Anchorage or Fourth Judicial District at Fairbanks) or, to the extent permitted by applicable law, in the U.S. District Court for the State of Alaska. By execution and delivery of this Agreement, each of the parties hereto accept, for itself and in respect of its property, generally, irrevocably and unconditionally, the exclusive jurisdiction of the aforesaid courts; provided that nothing herein shall limit the right of Collateral Agent to sue in Superior Court for the State of Alaska (Fourth Judicial District at Fairbanks) in connection with the exercise of the rights under the Deed of Trust or the enforcement of any judgment. Each party hereto irrevocably consents to the service of process out of any of the aforementioned courts in any manner permitted by applicable law. Each party hereto hereby waives, to the extent permitted by applicable law, any claim, objection or right to stay or dismiss any action or proceeding under or in connection with this Agreement brought before the foregoing courts on the basis of forum non conveniens.

5.3WAIVER OF JURY TRIAL. EACH PARTY HERETO, HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, ANY NOTE OR OTHER OBLIGATION, OR THE DEED OF TRUST.

5.4Notices. All notices permitted or required under this Agreement shall be sent to every party hereto. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be considered as properly given (a) if delivered in person, (b) if sent by overnight delivery service, (c) in the event overnight delivery services are not readily available, if mailed by United States Express Mail, postage prepaid, or (d) if sent by telecopy or electronic mail (in portable document format). Notice so given shall be effective upon receipt by the addressee, except that communication or notice so transmitted by telecopy or other direct written electronic means (including email) shall be deemed to have been validly and effectively given on the day (if a Business Day and, if not, on the next following Business Day) on which it is transmitted if transmitted before 4:00 p.m., Alaska time, on that day, and if

AMENDED 2019 LOAN AGREEMENT—Page 9

transmitted after that time, on the next following Business Day; provided, however, that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

5.5Binding on Successors and Assigns. This Agreement shall be binding upon each party and its respective successors and assigns from time to time.

5.6Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

5.7Headings. The section headings and table of contents used in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose, be given any substantive effect, affect the construction hereof or be taken into consideration in the interpretation hereof.

5.8Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (e.g., “pdf” or “jpg” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

5.9Authorization. By its signature, each Person executing this Agreement, on behalf of such Person but not in his or her personal capacity as a signatory, represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

[signature pages follow]

AMENDED 2019 LOAN AGREEMENT—Page 10

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

GOLDRICH MINING COMPANY,

an Alaska corporation formerly known as

LITTLE SQUAW GOLD MINING COMPANY

By:

Name:

Title:

Address:Attention: William Schara

2607 Southeast Blvd., Suite B211

Spokane, WA 99223-7614

Tel:+1 (509) 768-4468

Fax:+1 (509) 695-3289

Email:wschara@goldrichmining.com

If by email with copy to: ggallagher@goldrichmining.com

GOLDRICH PLACER, LLC,

a member-managed Alaska limited liability company

By:

Name:

Title:

Address:Attention: William Schara

2607 Southeast Blvd., Suite B211

Spokane, WA 99223-7614

Tel:+1 (509) 768-4468

Fax:+1 (509) 695-3289

Email:wschara@goldrichmining.com

If by email with copy to: ggallagher@goldrichmining.com

AMENDED 2019 LOAN AGREEMENT—Page 11

_____________________________________

NICHOLAS GALLAGHER

Address:5 Churchfields

The K Club

Straffan

Kildare Ireland

Fax: +353-1-627-5294

Email: nick@ngbcapital.ie

CAPITAL INVESTMENTS 4165 LLC,

a __________ limited liability company

By:

Name:

Title:

Address:

Fax:

Email:

RYAN GILBERTSON

Address:

Fax:

Email:

AMENDED 2019 LOAN AGREEMENT—Page 12

_____________________________________

PETER HAFIZ

Address:

Fax:

Email:

_____________________________________

THOMAS HAMMERS

Address:

Fax:

Email:

_____________________________________

ANTHONY CHARLES HARTMANN

Address:

Fax:

Email:

AMENDED 2019 LOAN AGREEMENT—Page 13

_____________________________________

BEVERLY JOHNSON

Address:

Fax:

Email:

_____________________________________

NICHOLAS JOHNSON

Address:

Fax:

Email:

_____________________________________

SHARON JOHNSON

Address:

Fax:

Email:

AMENDED 2019 LOAN AGREEMENT—Page 14

PROVIDENCE MANAGEMENT

COMPANY LLC,

a __________ limited liability company

By:

Name:

Title:

Address:

Fax:

Email:

PROVIDENCE TWIN CITIES NO. 8 LLC,

a __________ limited liability company

By:

Name:

Title:

Address:

Fax:

Email:

AMENDED 2019 LOAN AGREEMENT—Page 15

EXHIBIT A

Form of Promissory Note

[see attached]

EXHIBIT A—Cover Page

EXHIBIT B

Form of Guaranty

[see attached]

EXHIBIT B—Cover Page

EXHIBIT C

Form of Deed of Trust

[see attached]